EXHIBIT 10

                                                                  EXECUTION COPY

                                U.S. $450,000,000


                               THIRD AMENDMENT TO
               THIRD AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

                                      among

                     HEALTH AND RETIREMENT PROPERTIES TRUST,
                                  as Borrower,


                            THE LENDERS NAMED HEREIN,

                  DRESDNER KLEINWORT BENSON NORTH AMERICA LLC,
                                    as Agent,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                            as Administrative Agent,


                              FLEET NATIONAL BANK,
                                   as Co-Agent


                            Dated as of July 30, 1997

                     HEALTH AND RETIREMENT PROPERTIES TRUST

                               THIRD AMENDMENT TO
               THIRD AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

                            DATED AS OF JULY 30, 1997


         This THIRD AMENDMENT (this "Amendment") is dated as of July 30, 1997 among HEALTH AND RETIREMENT PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland ("Borrower"), the several lenders listed on the signature pages hereof (the "Lenders"), DRESDNER KLEINWORT BENSON NORTH AMERICA LLC (as successor to Kleinwort Benson Limited), a limited liability company organized under the laws of Delaware, as agent for itself and the other Lenders (in such capacity, together with any successor in such capacity in accordance with the terms of the Loan Agreement, as defined below, "Agent"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America, as administrative agent (in such capacity, together with any successor in such capacity in accordance with the terms of the Loan Agreement, "Administrative Agent"), and FLEET NATIONAL BANK (as successor to Fleet Bank of Massachusetts) a bank organized under the laws of the United States of America, as co- agent (in such capacity, Co-Agent"), and is made with reference to the Third Amended and Restated Revolving Loan Agreement dated as of March 15, 1996, as amended by a first Amendment dated as of December 15, 1996 and a Second Amendment and Waiver dated as of March 19, 1997 (as amended to date and from time to time hereafter, the "Loan Agreement") among Borrower, the Lenders, Agent, Administrative Agent and Co-Agent and, in connection with
Section 9 of the Loan Agreement and the guaranties given therein, HEALTH AND RETIREMENT PROPERTIES INTERNATIONAL, INC., a Delaware corporation and a direct wholly-owned Subsidiary of Borrower ("Retirement Properties"), CAUSEWAY HOLDINGS INC., a Massachusetts corporation and a direct wholly-owned Subsidiary of Borrower ("Causeway"), SJO CORPORATION, a Massachusetts corporation and a direct wholly-owned Subsidiary of Borrower ("SJO"), HUB PROPERTIES TRUST, HUB ACQUISITION TRUST, and HUB LA PROPERTIES TRUST, each a Maryland real estate investment trust and each a direct wholly-owned Subsidiary of Borrower (the "Trust Subsidiaries"), HUB REALTY FUNDING, INC., HUB MANAGEMENT, INC., HUB REALTY COLLEGE PARK, INC., HUB REALTY I, INC., HUB REALTY IV., INC. and HUB REALTY GOLDEN, INC., each a Delaware corporation and a wholly-owned Subsidiary of Borrower (the "Delaware Subsidiaries"), and HUB REALTY COLLEGE PARK I, LLC, a Maryland limited liability company and a wholly-owned Subsidiary of Borrower (the "LLC"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

         WHEREAS, Borrower has advised Lenders that it wishes to amend certain terms of the Loan Agreement;

         WHEREAS, subject to the terms set forth herein, Lenders have agreed to amend the Loan Agreement.

         NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         1. Amendments to Loan Agreement.

         (a) The first paragraph of the Loan Agreement is hereby amended by the addition of the words "or Section 2.1(c)" immediately following the words "additional lender or lenders pursuant to Section 10.4" thereof.

         (b) Section 2.1(b) of the Loan agreement is hereby amended by adding the following provisos at the end thereof:

                  "; provided further that the Commitments may be increased up to an aggregate amount not to exceed $450,000,000 pursuant to this Section 2.1; and provided further that the Agent, during the process of increasing the aggregate amount of the
                  Commitments from $250,000,000 to up to $450,000,000, may one time only accept a non pro rata reduction in the Commitment of any one or more Lenders and may reallocate an equivalent amount among additional lenders or existing Lenders, but in no event may the aggregate amount of the Commitments be reduced below $250,000,000 or increased above $450,000,000 thereby, and the effective date of such non pro rata reduction and reallocation will be the date agreed upon by the additional lenders or the existing Lenders whose Commitments are reduced or increased in connection therewith, and the Agent shall notify the Lenders and additional lenders of the reallocation in writing for information purposes only."

         (c) Section 2.1 is hereby amended by inserting therein after Section 2.1(b) the following new section:

                  "(c) The foregoing notwithstanding, if at any time an additional lender satisfactory to Borrower and Agent shall execute and deliver to Borrower and Agent on behalf of the parties hereto counterparts substantially in the form of this Agreement, with the amount of such additional lender's Commitment hereunder typed immediately below its signature on such counterpart, upon notification of such execution and delivery by Agent to the other parties hereto, such additional lender shall become a Lender and its Commitment shall be added to the aggregate Commitments for all purposes hereunder; and if an existing
                  Lender shall notify Borrower and Agent of its agreement to increase its Commitment above its original Commitment and such agreement is accepted by Borrower and Agent, then upon notification thereof by Agent to the other parties hereto (or, if later, upon the effective date for such increase stated in such notification), such existing Lender's Commitment shall be increased as set forth in such notification; provided that no such additional lender shall become a Lender (and no such increase shall become effective) without the consent of Borrower and all Lenders if such additional lender's Commitment (or such increase) would make the aggregate Commitments exceed $450,000,000. The other terms of this Agreement notwithstanding, such additional lender or Lender increasing its Commitment shall, on the first day thereafter which is the last day of an Interest Period (or on such day if such day is the last day of an Interest Period), pay to Administrative Agent (i) its Pro Rata Share of the Loans then outstanding (if any) or, if less, the amount by which such Pro Rata Share exceeds its outstandings hereunder (if any), for distribution to the other Lenders that have funded such Loans, in accordance with their respective Commitments, and all rights of such other Lenders with respect to the Pro Rata Share being assumed by such additional lender or the increased portion thereof of an existing Lender shall be deemed assigned (without any further action or authorization being required) to such additional lender or increasing Lender without recourse, representation or warranty, and each Lender's share of the outstanding Loans shall be adjusted accordingly; and
                  (ii) any other amounts due from it on such date as a Lender hereunder."

         (d) Section 2.1(c) and (d) are hereby renumbered as Sections 2.1(d) and
(e), respectively.

         (e) Section 8.1(a) is hereby amended by replacing the word "Co-Agent" therein with the words "each Co-Agent".

         (f) Section 8.1 is hereby amended by inserting therein after Section 8.1(m) the following new section:

                  "(n) The Agent may from time to time at its discretion nominate one or more Lenders as Co-Agent, taking into consideration the magnitude of the Commitment offered or undertaken by such Lender."

         (g) In accordance with Section 8.1(j), Wells Fargo Bank, National Association hereby resigns as Administrative Agent. Pursuant to Section 8.1(j), the Majority Lenders hereby appoint Fleet National Bank as Administrative Agent (upon which appointment Fleet National Bank will cease to be Co-Agent).

         (h) Schedule 1 (Lenders' Commitments) is hereby amended by replacing the same with Schedule 1 hereto.

         2. Conditions to Effectiveness.

         Section 1 of this Amendment shall become effective immediately upon the prior or concurrent satisfaction of the conditions that Borrower shall (i) deliver to Agent for Lenders (with sufficient originally executed copies for each Lender) executed copies of this Amendment, executed by Borrower, Retirement Properties, Causeway, SJO, the Trust Subsidiaries, the Delaware Subsidiaries and the LLC, Agent, Co-Agent and the Majority Lenders and (ii) deliver to Agent (with sufficient counterparts for each Lender) a favorable opinion of Sullivan & Worcester, as counsel to Borrower and its Subsidiaries, addressed to Agent and the Lenders and dated the effective date of this Amendment, and in form and substance satisfactory to Agent.

         3. Representations and Warranties.

         In order to induce Lenders and Agent to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, Borrower represents and warrants to each Lender and Agent that the following statements are true, correct and complete:

         (a) Borrower has the power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement (as amended by this Amendment the "Amended Agreement").

         (b) The execution and delivery of this Amendment and the performance of the Amended Agreement have been authorized by all necessary action on the part of the Borrower.

         (c) The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement and the use of proceeds thereunder (i) do not violate any Requirement of Law or Contractual Obligation of Borrower, (ii) will not result in, or require, the creation of imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation of Borrower and (iii) do not require the consent of any third party.

         (d) This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

         (e) The representations and warranties contained in Section 3 of the Loan Agreement are and will be true, correct and complete in all material respects on and as of the effective date described in Section 2 to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         (f) After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions described in or otherwise contemplated by this Amendment that would constitute a Default or an Event of Default.

         (g)  The  Declaration  of  Trust,   By-Laws  and  other  organizational
documents of Borrower have not been amended since May 14, 1997, and the copies thereof delivered to Lenders under the Loan Agreement are true, correct and complete copies thereof as in effect on the effective date described in Section 2.

         4. Guarantors' Acknowledgement and Consent.

         Each of Retirement Properties, Causeway, SJO, the Trust Subsidiaries, the Delaware Subsidiaries and the LLC (each a "Subsidiary Guarantor") has guarantied the obligations of Borrower under Section 9 of the Loan Agreement.

         Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment and consents to the amendment of the provisions of the Agreement effected pursuant to this Amendment. Each Subsidiary Guarantor hereby confirms that its guaranty under the Loan Agreement will continue to guaranty to the fullest extent possible the payment and performance of all obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein. Each Subsidiary Guarantor acknowledges and agrees that Section 9 of the Loan Agreement shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

         Each Subsidiary Guarantor acknowledges and agrees that (a) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Loan Agreement to consent to the amendments to the Loan Agreement effected pursuant to this Amendment and (b) nothing in the Loan Agreement or this Amendment shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or waivers to the Loan Agreement.

         5. Reference to and Effect on the Loan Agreement and Other Loan Documents. Except as specifically amended hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         6. Fees and Expenses. Borrower agrees to pay to Agent on demand all reasonable costs, fees and expenses incurred by Agent (including, without llimitation, legal fees and expenses) with respect to this Amendment and the documents and transactions contemplated hereby.

         7. Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

         8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         10. Limitation of Amendment. Without limiting the generality of the provisions of Section 10.4 of the Loan Agreement, the amendments set forth above shall be limited precisely as written, and nothing in this Amendment shall be deemed to prejudice any right or remedy that any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Loan Agreement or any other instrument or agreement referred to therein.

         11. Acknowledgment. Borrower acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of set off whatsoever with respect to the Amended Agreement or any of the other Loan Documents.

         12. NONLIABILITY OF TRUSTEES.

         (a) THE DECLARATION OF TRUST ESTABLISHING BORROWER, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR
SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, BORROWER. ALL PERSONS DEALING WITH BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         (b) THE DECLARATIONS OF TRUST ESTABLISHING HUB PROPERTIES TRUST DATED SEPTEMBER 12, 1996, HUB ACQUISITION TRUST DATED MARCH 14, 1997 AND HUB LA PROPERTIES TRUST DATED MAY 12, 1997, A COPY OF EACH OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "TRUST SUBSIDIARIES DECLARATIONS"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAMES "HUB PROPERTIES TRUST", "HUB ACQUISITION TRUST" AND "HUB LA PROPERTIES TRUST" REFER TO THE RESPECTIVE TRUSTEES UNDER THE RESPECTIVE TRUST SUBSIDIARIES DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE TRUST SUBSIDIARIES SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SUCH TRUST SUBSIDIARY. ALL PERSONS DEALING WITH EACH TRUST SUBSIDIARY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SUCH TRUST SUBSIDIARY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   HEALTH AND RETIREMENT
                                   PROPERTIES TRUST

                                   By:    /s/  DAVID J. HEGARTY
                                   Name:  DAVID J. HEGARTY
                                   Title:   PRESIDENT

                                   DRESDNER KLEINWORT BENSON
                                   NORTH AMERICA LLC (successor to
                                   Kleinwort Benson Limited), as Agent

                                   By:    /s/  PETER KETTLE
                                   Name:  PETER KETTLE
                                   Title:   SENIOR VICE PRESIDENT

                                   By:    /s/  T. D. LEIGH
                                   Name:  T.D. LEIGH
                                   Title:   EXECUTIVE VICE PRESIDENT

                                   WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION, as Administrative Agent
                                   and as a Lender

                                   By:    /s/  EDITH R. LIM
                                   Name:  EDITH R. LIM
                                   Title:   VICE PRESIDENT

                                   By:    /s/  MARK HABERECHT
                                   Name:  MARK HABERECHT
                                   Title:   ASSOCIATE VICE PRESIDENT

                                  FLEET NATIONAL BANK (successor to
                                  Fleet Bank of Massachusetts), as
                                  Co-Agent and as a Lender

                                  By:    /s/  G. STOLZENTHALER
                                  Name:  G. STOLZENTHALER
                                  Title:   SENIOR VICE PRESIDENT

                                  THE SUMITOMO BANK, LIMITED,
                                  Chicago Branch, as a Lender

                                  By:    /s/  DAN EASTMAN
                                  Name:  DAN EASTMAN
                                  Title:VICE PRESIDENT AND MANAGER
                                  By:    /s/  ALFRED DE GEMMIS
                                  Name:  ALFRED DE GEMMIS
                                  Title:   VICE PRESIDENT

                                  MITSU LEASING (USA) INC.,
                                  as a Lender

                                  By:    /s/  YUICHI KAMIZAWA
                                  Name:  YUICHI KAMIZAWA
                                  Title:   VICE PRESIDENT

                                  DRESDNER BANK AG, New York
                                  Branch and Grand Cayman Branch,
                                  as a Lender

                                  By:    /s/  NEIL J. CRAWFORD
                                  Name:  NEIL J. CRAWFORD
                                  Title:   VICE PRESIDENT

                                  By:    /s/  FELIX K. CAMACHO
                                  Name:  FELIX K. CAMACHO
                                  Title:   ASSISTANT TREASURER

                                  CREDIT LYONNAIS, Cayman Island
                                  Branch, as a Lender

                                  By:    /s/  FARBOUD TAVANGAR
                                  Name:  FARBOUD TAVANGAR
                                  Title:   AUTHORISED SIGNATURE

                                  BANK OF MONTREAL, as a Lender

                                  By:    /s/  JEFF FORSYTHE
                                  Name:  JEFF FORSYTHE
                                  Title:   DIRECTOR

                                  RIGGS BANK N.A., as a Lender

                                  By:    /s/  CRAIG HAVARD
                                  Name:  CRAIG HAVARD
                                  Title:   VICE PRESIDENT

                                  VIA BANQUE, as a Lender

                                  By:    /s/  C PROT
                                  Name:  C PROT
                                  Title:   SALES DIRECTOR

                                  By:    /s/  P ARNOULT
                                  Name:  P ARNOULT
                                  Title:   DIRECTOR

                                  DG BANK, Deutsche Genossenschafts
                                  Bank, as a Lender

                                  By:    /s/  LINDA J. O'CONNELL
                                  Name:  LINDA J. O'CONNELL
                                  Title:   VICE PRESIDENT

                                  By:    /s/  PAUL DOLAN
                                  Name:  PAUL DOLAN
                                  Title:   ASSISTANT VICE PRESIDENT


                                  KEY CORPORATE CAPITAL INC.
                                  (formerly Keybank National Association), as a Lender

                                  By:    /s/  CAROLYN BRINER
                                  Name:  CAROLYN BRINER
                                  Title:   ASSOCIATE VICE PRESIDENT

For the purposes of Section 9:    HEALTH AND RETIREMENT
                                  PROPERTIES INTERNATIONAL, INC.

                                  By:    /s/  DAVID J. HEGARTY
                                  Name:  DAVID J. HEGARTY
                                  Title:   PRESIDENT

                                  CAUSEWAY HOLDINGS INC.

                                  By:    /s/  DAVID J. HEGARTY
                                  Name:  DAVID J. HEGARTY
                                  Title:   PRESIDENT

                                  SJO CORPORATION

                                  By:    /s/  DAVID J. HEGARTY
                                  Name:  DAVID J. HEGARTY
                                  Title:   PRESIDENT

                                  HUB PROPERTIES TRUST

                                  By:    /s/  DAVID J. HEGARTY
                                  Name:  DAVID J. HEGARTY
                                  Title:   PRESIDENT

                                  HUB ACQUISITION TRUST

                                  By:    /s/  DAVID J. HEGARTY
                                  Name:  DAVID J. HEGARTY
                                  Title:   PRESIDENT

                                  HUB LA PROPERTIES TRUST

                                  By:    /s/  DAVID J. HEGARTY
                                  Name:  DAVID J. HEGARTY
                                  Title:   PRESIDENT

                                  HUB REALTY FUNDINGS, INC.

                                  By:    /s/  DAVID J. HEGARTY
                                  Name:  DAVID J. HEGARTY
                                  Title:   PRESIDENT

                                  HUB MANAGEMENT, INC.

                                  By:    /s/  DAVID J. HEGARTY
                                  Name:  DAVID J. HEGARTY
                                  Title:   PRESIDENT

                                  HUB REALTY COLLEGE PARK, INC.

                                  By:    /s/  DAVID J. HEGARTY
                                  Name:  DAVID J. HEGARTY
                                  Title:   PRESIDENT

                                  HUB REALTY I, INC.

                                  By:    /s/  DAVID J. HEGARTY
                                  Name:  DAVID J. HEGARTY
                                  Title:   PRESIDENT

                                  HUB REALTY IV, INC.

                                  By:    /s/  DAVID J. HEGARTY
                                  Name:  DAVID J. HEGARTY
                                  Title:   PRESIDENT

                                  HUB REALTY GOLDEN, INC.

                                  By:    /s/  DAVID J. HEGARTY
                                  Name:  DAVID J. HEGARTY
                                  Title:   PRESIDENT

                                  HUB REALTY COLLEGE PARK I,
                                  LLC

                                  By:    /s/  DAVID J. HEGARTY
                                  Name:  DAVID J. HEGARTY
                                  Title:   PRESIDENT

                                   SCHEDULE 1
                              LENDERS' COMMITMENTS



LENDER                                                           COMMITMENT
------                                                           ----------
Wells Fargo Bank, National Association                           $ 20,000,000
The Sumitomo Bank, Limited, Chicago Branch                       $ 20,000,000
Dresdner Bank AG, New York Branch and Grand
Cayman Branch                                                    $ 47,500,000
Credit Lyonnais
Cayman Island Branch                                             $ 20,000,000
Mitsui Leasing (USA) Inc.                                        $ 12,500,000
Bank of Montreal                                                 $ 20,000,000
Riggs National Bank                                              $ 15,000,000
Via Banque                                                       $ 20,000,000
DG Bank                                                          $ 15,000,000
Key Corporate Capital Inc.                                       $ 15,000,000
Fleet National Bank                                              $ 45,000,000
                                                         Total   $250,000,000


                                      S1-1

CERTAIN LENDING OFFICES

Wells Fargo Bank, National Association
Corporate Banking
420 Montgomery Street
San Francisco, California 94163
Tel: (415)396-4065
Fax: (415) 421-1352
Attn: Brian O'Melveny

The Sumitomo Bank, Limited, Chicago Branch (USCBD)
233 S. Wacker Drive
Suite 5400
Chicago, Illinois 60606
Tel: (312) 993-6210
Fax: (312) 876-1995
Attn: VP + Manager - Operations


Fleet National Bank
75 State Street
Boston, Massachusetts 02109
Tel: (617) 346-1647
Fax: (617) 346-1634
Attn: Ginger Stolzenthaler


Mitsui Leasing (U.S.A.) Inc.
200 Park Avenue, Suite 3214
New York, New York  10166
Tel: (212) 557-0455
Fax: (212) 490-1684
Attn: Jeff Fishman

                                      S1-2

Dresdner Bank, New York Branch
and Grand Cayman Branch
75 Wall Street
New York, New York 10005-2889
Tel: (212) 429-2201
Fax: (212) 429-2129
Attn:  Andrew Nesi


Credit Lyonnais
Cayman Island Branch
1301 Avenue of the Americas, 20th Floor
New York, New York  10019
Tel: (212) 261-7748
Fax: (212) 261-3440
Attn:  Francoise Giacalone


Bank of Montreal
115 S. La Salle Street, 12 West
Chicago, IL  60603
Tel: (312) 750-3874
Fax: (312) 750-4352
Attn: Jeff Forsythe


Riggs National Bank
808 17th Street, N.W.
10th Floor
Washington, DC 20006
Tel: (202) 835-5105
Fax: (202) 835-5977
Attn: Dave Olson


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Via  Banque
10 Rue Volney
75002 Paris, France
Tel: 011-331-4926-2913
Fax: 011-331-4926-2993
Attn: Christel Prot


Key Corporate Capital Inc.
127 Public Square, 6th Floor
Cleveland, OH 44114-1306
Tel: (216) 689-3247
Fax: (216) 689-5970
Attn: Angela Mago



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